EXHIBIT E
                                                                       ---------


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Masayoshi Son and SOFTBANK Corp. (each a "Grantor") have each made, constituted and appointed, and by these presents does each make, constitute and appoint, each of Ronald D. Fisher and Steven J. Murray (each an "Attorney"), the true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, of each Grantor, for and in such Grantor's name, place and stead, in any and all capacities, to do all or any of the following acts, matters and things:

          1. To sign on behalf of such Grantor statements on Form 3, Form 4 and Form 5, or amendments thereto (together "Section 16 Reports"), filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act").

          2. To sign on behalf of such Grantor statements on Schedule 13D or 13G, or amendments thereto, filed pursuant to Section 13(d) of the Exchange Act.

          3. To sign on behalf of such Grantor statements on Form 144, or amendments thereto, filed pursuant to Rule 144 under the Securities Act of 1933.

          4. To do all such other acts and things as, in such Attorney's discretion, he deems appropriate or desirable for the purpose of filing such Section 16 Reports, statements on Schedule 13D or 13G, statements on Form 144, or amendments thereto.

          5. To appoint in writing one or more substitutes who shall have the power to act on behalf of such Grantor as if that substitute or those substitutes shall have been originally appointed Attorney(s) by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

         Each Grantor hereby ratifies and confirms all that said agents and attorneys-in-fact or any substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The words Grantor and Attorney shall include all grantors and attorneys under this Power of Attorney.





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         IN WITNESS WHEREOF, each Grantor duly assents to this Power of Attorney by his signature as of the 20th day of December 2002.

                                             MASAYOSHI SON


                                              /s/ Masayoshi Son
                                             -----------------------------------
                                             Masayoshi Son



                                             SOFTBANK CORP.


                                              /s/ Masayoshi Son
                                             -----------------------------------
                                             Masayoshi Son, President and CEO